T. Rowe Price International Stock Fund

Supplement to Prospectus and Summary Prospectus Dated March 1, 2021

Under “Management” in the summary prospectus and Section 1 of the prospectus, T. Rowe Price International Ltd is removed as the fund’s investment subadviser.

Under “Investment Adviser(s)” in Section 2 of the prospectus, the second paragraph is deleted.

The date of this supplement is August 2, 2021.

F37-041 8/2/21